UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2017

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-11459	PPL Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-2758192

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 2 – Financial Information

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

and

Section 8 – Other Events

Item 8.01	Other Events

On September 6, 2017, PPL Capital Funding, Inc. (“PPL Capital Funding”) and PPL Corporation (“PPL”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Scotia Capital (USA) Inc., as representatives of the several underwriters named therein (the “Underwriters”), relating to the offering and sale by PPL Capital Funding of $500,000,000 of its 4.000% Senior Notes due 2047 (the “Notes”). The Notes are fully and unconditionally guaranteed as to payment of principal, premium, if any, and interest under guarantees (the “Guarantees”) of PPL. A copy of the Underwriting Agreement is attached as Exhibit 1(a) to this Current Report on Form 8-K.

The Notes were issued on September 8, 2017, under an indenture (the “Indenture”), dated as of November 1, 1997, among PPL Capital Funding, PPL and The Bank of New York Mellon (as successor to JPMorgan Chase Bank, N. A. (formerly known as The Chase Manhattan Bank)), as trustee, as supplemented by Supplemental Indenture No. 16 thereto (the “Supplemental Indenture”), dated as of September 8, 2017, and an Officers’ Certificate of PPL Capital Funding and PPL (the “Officers’ Certificate”), dated September 8, 2017, establishing the terms of the Notes. Copies of the Indenture, Supplemental Indenture and Officers’ Certificate are attached or incorporated by reference as Exhibits 4(a), 4(b) and 4(c), respectively, to this Current Report. The maturity date of the Notes is September 15, 2047, subject to early redemption at PPL Capital Funding’s option. PPL Capital Funding and PPL expect the net proceeds from the sale of the Notes to be invested in or loaned to subsidiaries of PPL, which will use the funds to repay short-term debt obligations, including commercial paper borrowings, and for general corporate purposes.

The Notes and the Guarantees were offered and sold under PPL’s and PPL Capital Funding’s joint Registration Statement on Form S-3 on file with the Securities and Exchange Commission (Registration Nos. 333-202290 and 333-202290-05).

Section 9—Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

1(a)	Underwriting Agreement, dated September 6, 2017, among PPL Capital Funding, Inc., PPL Corporation and Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Scotia Capital (USA) Inc., as representatives of the several underwriters named therein.

4(a)	Indenture, dated as of November 1, 1997, among PPL Capital Funding, Inc., PPL Corporation and The Bank of New York Mellon (as successor to JPMorgan Chase Bank, N. A. (formerly known as The Chase Manhattan Bank)), as Trustee (incorporated by reference to Exhibit 4.1 to PPL Corporation’s Current Report on Form 8-K (File No. 1-11459) dated November 12, 1997).

4(b)	Supplemental Indenture No. 16, dated as of September 8, 2017, among PPL Capital Funding, Inc., PPL Corporation and The Bank of New York Mellon (as successor to JPMorgan Chase Bank, N. A. (formerly known as The Chase Manhattan Bank)), as Trustee.

4(c)	Officers’ Certificate, dated September 8, 2017, pursuant to Section 301 of the Indenture.

5(a)	Opinion of Frederick C. Paine, Senior Counsel of PPL Services Corporation.

5(b)	Opinion of Davis Polk & Wardwell LLP.

23(a)	Consent of Frederick C. Paine, Senior Counsel of PPL Services Corporation (included as part of Exhibit 5 (a)).

23(b)	Consent of Davis Polk & Wardwell LLP (included as part of Exhibit 5(b)).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ Stephen K. Breininger
Stephen K. Breininger
Vice President and Controller

Dated: September 8, 2017

EXHIBIT INDEX

Exhibits

1(a)	Underwriting Agreement, dated September 6, 2017, among PPL Capital Funding, Inc., PPL Corporation and Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Scotia Capital (USA) Inc., as representatives of the several underwriters named therein.

4(a)	Indenture, dated as of November 1, 1997, among PPL Capital Funding, Inc., PPL Corporation and The Bank of New York Mellon (as successor to JPMorgan Chase Bank, N. A. (formerly known as The Chase Manhattan Bank)), as Trustee (incorporated by reference to Exhibit 4.1 to PPL Corporation’s Current Report on Form 8-K (File No. 1-11459) dated November 12, 1997).

4(b)	Supplemental Indenture No. 16, dated as of September 8, 2017, among PPL Capital Funding, Inc., PPL Corporation and The Bank of New York Mellon (as successor to JPMorgan Chase Bank, N. A. (formerly known as The Chase Manhattan Bank)), as Trustee.

4(c)	Officers’ Certificate, dated September 8, 2017, pursuant to Section 301 of the Indenture.

5(a)	Opinion of Frederick C. Paine, Senior Counsel of PPL Services Corporation.

5(b)	Opinion of Davis Polk & Wardwell LLP.

23(a)	Consent of Frederick C. Paine, Senior Counsel of PPL Services Corporation (included as part of Exhibit 5(a)).

23(b)	Consent of Davis Polk & Wardwell LLP (included as part of Exhibit 5(b)).